UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                              _______________

                                  FORM 8-K

                               CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported)
                     February 13, 2006 (February 13, 2006)
                              _______________

                       DIALYSIS CORPORATION OF AMERICA
          (Exact name of registrant as specified in its charter)

          Florida                       0-8527             59-1757642
(State or other jurisdiction         (Commission         (IRS Employer
     of incorporation)               File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                21090
   (Address of principal executive offices)                 (Zip Code)

    Registrant's telephone number, including area code: (410) 694-0500

                              _______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

    On February 13, 2006, Dialysis Corporation of America issued a press release announcing its financial results for the year ended December 31, 2005. A copy of the February 13, 2006 press release is attached as an exhibit to this Current Report, and is incorporated herein by reference.

     The information furnished pursuant to this Item 2.02, including the Exhibit (99)(i), shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

         (99) Additional Exhibits

              (i) Press Release dated February 13, 2006

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                           /s/ Stephen W. Everett
                                       By----------------------------------
                                         STEPHEN W. EVERETT
                                         President and Chief Executive
                                             Officer

Dated:  February 13, 2006

                              EXHIBIT INDEX

  (99)(i) Press Release dated February 13, 2006



                             JAFFE & FALK, LLC
                             777 Terrace Avenue
                         Hasbrouck Heights, NJ 07604
                           Telephone: (201)288-8282
                           Facsimile: (201) 288-8208
                          Email: lej@jaffefalkllc.com

February 13, 2006

Division of Corporation Finance
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     RE: Dialysis Corporation of America Current Report on Form 8-K
        Commission File No. 0-8527

Gentlemen:

     Enclosed for filing pursuant to the EDGAR system is the aforementioned company's Current Report on Form 8-K pursuant to the requirements of the Securities Exchange Act of 1934.

                                       Very truly yours,

                                       JAFFE & FALK, LLC

                                          /s/ Lawrence E. Jaffe
                                       By:-------------------------------
                                          Lawrence E. Jaffe

LEJ:naf
Enclosure
cc: Nasdaq Stock Market, Inc.